CONSENT AND WAIVER AGREEMENT

This Consent and Waiver Agreement (this "Agreement"), entered into as of December 7, 2012 (the "Effective Date"), is made by and among La Jolla Pharmaceutical Company, a California corporation (the "Company"), and the undersigned parties (each a "Holder" and collectively the "Holders").

WHEREAS, the Company and Holders entered into a Securities Purchase Agreement dated as of May 24, 2010 (the "Securities Purchase Agreement");

WHEREAS, the Company and the Holders entered into a Consent and Amendment Agreement dated as of March 29, 2011 (the "Consent and Amendment Agreement"), amending certain of the rights and obligations of the parties arising under the Securities Purchase Agreement;

WHEREAS, the Company and the Holders entered into an Amendment Agreement dated as of June 30, 2011 (the "First Amendment Agreement"), amending certain of the rights and obligations of the parties arising under the Securities Purchase Agreement and the certificate of designations under which the preferred stock held by the Holders was designated and issued (the "Prior Certificate of Designations");

WHEREAS, the Company and the Holders entered into an Amendment Agreement dated as of August 24, 2011 (the "Second Amendment Agreement"), amending certain of the rights and obligations of the parties arising under the Securities Purchase Agreement and the Prior Certificate of Designations;

WHEREAS, the Company and the Holders entered into a Consent and Amendment Agreement dated as of January 19, 2012 (the "Third Amendment Agreement"), amending certain of the rights and obligations of the parties arising under the Securities Purchase Agreement, approving the entry into the Asset Purchase Agreement (as defined in the Third Amendment Agreement) and approving the adoption of a "New Certificate of Designations" (as defined in the Third Amendment Agreement);

WHEREAS, subsequent to the closing of the transactions contemplated under the Asset Purchase Agreement, the Company changed its corporate domicile from Delaware to California, whereupon the Company filed Articles of Incorporation with the California Secretary of State (the "Articles of Incorporation"), which established the rights, preferences and privileges of the following series of preferred stock: Series C-12 Convertible Preferred Stock (the "Series C-12 Preferred"), Series C-22 Convertible Preferred Stock (the "Series C-22 Preferred Stock" and together with the Series C-12 Preferred Stock, the "Series C Preferred Stock"), Series D-12 Convertible Preferred Stock (the "Series D-12 Preferred Stock") and Series D-22 Convertible Preferred Stock (the "Series D-22 Preferred Stock" and, together with the Series C Preferred Stock and the Series D-12 Preferred Stock, the "Preferred Stock").

WHEREAS, the Holders now wish to waive certain rights arising under the Articles of Incorporation as set forth below; and

WHEREAS, the undersigned Holders represent the required threshold to effect such a waiver under the Articles of Incorporation.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Third Amendment Agreement.

2. Representations and Warranties of the Holders. Each of the Holders hereby represents and warrants to the Company that, with respect solely to itself and not with respect to any other Holder, each Holder has the requisite power and authority to enter into the Agreement, and if the Holder is an entity, such Holder is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

3. Waiver of Certain Rights. The Holders, constituting the Requisite Holders under the Articles of Incorporation, hereby consent to the following actions and hereby irrevocably waive the following rights arising under the Articles of Incorporation:

(a) Pursuant to Article IV(d)(6)(E)(iii) of the Articles of Incorporation, the right of the holders of the Series C-12 Preferred Stock under Article IV(d)(6)(C) of the Articles of Incorporation to cause the Company to effect a "12-Month Redemption" (as defined therein) are hereby irrevocably waived and Article IV(d)(6)(C) shall hereafter be of no force or effect.

(b) The Holders hereby irrevocably waive the protections set forth in Articles IV(d)(11)(I) and IV(d)(12) of the Articles of Incorporation and hereby consent to any past and future corporate actions as the Company may deem appropriate that may cause the Company's "Net Cash" (as defined therein) to fall below $2,900,000. As a result of the execution and delivery of this Agreement, and by virtue of the consent and waiver in this Section 3(b), the Holders hereby acknowledge and agree that the provisions of Articles IV(d)(11)(I) and IV(d)(12) shall hereafter be of no force or effect.

4. Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any Holder make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended on behalf of all Holders other than by a written instrument signed by the Company and the Requisite Holders. In addition to the foregoing, no provision of this Agreement may be amended to increase the financial obligations of any Holder under this Agreement other than by a written instrument signed by such Holder. Nothing provided in this Section 4 shall limit an individual Holder's right to waive or amend any provision of this Agreement on its own behalf. The Holders acknowledge that any waiver effected in accordance with this Section 4 shall be binding upon each Holder (and their permitted assigns) and the Company, including, without limitation, a waiver that has an adverse effect on any or all Holders.

5. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in the manner and to the attention of the parties as set forth in the Third Amendment Agreement.

6. Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

7. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

9. Governing Law. To the fullest extent permitted by law, this Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

10. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

11. Disclosure of Transaction. The Company shall file with the SEC a Current Report on Form 8-K describing the material terms of the transactions contemplated hereby and thereby, with the filing of the Form 8-K to be made no later than 8:00 a.m. (Eastern Time) on the first Business Day following the date of this Agreement. The Company will provide representatives from Tang Capital Partners, LP and Boxer Capital, LLC with the opportunity to review and approve the press release and Form 8-K prior to issuance and filing, respectively, which approval will not be unreasonably withheld.

12. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

13. Further Assurances. From and after the date of this Agreement, upon the request of the Holders or the Company, the Company and each Holder shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver Agreement to be duly executed by their respective authorized officers as of the date first above written.

LA JOLLA PHARMACEUTICAL COMPANY

By: /s/ George Tidmarsh____

Name: George Tidmarsh, M.D., Ph.D.

Title: President and Chief Executive

Officer

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IN WITNESS WHEREOF, the undersigned have caused this Consent and Waiver Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Tang Capital Partners, L.P.

Signature of Authorized Signatory of Holder: /s/ Kevin Tang

Name of Authorized Signatory: Kevin Tang

Title of Authorized Signatory: Managing Director

Email Address of Holder: kevin@tangcapital.com

Fax Number of Holder: 858 200 3837

Address for Notice of Holder:

4747 Executive Drive, Suite 510

San Diego, CA 92121

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IN WITNESS WHEREOF, the undersigned have caused this Consent and Waiver Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: The Haeyoung and Kevin Tang Foundation, Inc.

Signature of Authorized Signatory of Holder: /s/ Kevin Tang

Name of Authorized Signatory: Kevin Tang

Title of Authorized Signatory: President

Email Address of Holder: kevin@tangcapital.com

Fax Number of Holder: 858 200 3837

Address for Notice of Holder:

4747 Executive Drive, Suite 510

San Diego, CA 92121

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IN WITNESS WHEREOF, the undersigned have caused this Consent and Waiver Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Boxer Capital, LLC

Signature of Authorized Signatory of Holder: /s/ Chris Fuglesang

Name of Authorized Signatory: Chris Fuglesang

Title of Authorized Signatory: Member

Email Address of Holder: cfuglesang@tavistock.com

Fax Number of Holder: 858 400 3101

Address for Notice of Holder:

440 Stevens Ave., Suite 100

Solana Beach, CA 92075

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IN WITNESS WHEREOF, the undersigned have caused this Consent and Waiver Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: MVA Investors, LLC

Signature of Authorized Signatory of Holder: /s/ Chris Fuglesang

Name of Authorized Signatory: Chris Fuglesang

Title of Authorized Signatory: President

Email Address of Holder: cfuglesang@tavistock.com

Fax Number of Holder: 858 400 3101

Address for Notice of Holder:

440 Stevens Ave, Suite 100

Solana Beach, CA 92075

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IN WITNESS WHEREOF, the undersigned have caused this Consent and Waiver Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: RTW Investments, LLC

Signature of Authorized Signatory of Holder: /s/ Roderick Wong

Name of Authorized Signatory: Roderick Wong

Title of Authorized Signatory: Managing Member

Email Address of Holder: rwong@rtwfunds.com

Fax Number of Holder: 646 597 6998

Address for Notice of Holder:

1350 Avenue of the Americas, 28th Floor

New York, NY 10019